                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             November 30, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RBS Partners, L.P.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  December 4, 2017

2.  SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             November 30, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RBS Partners, L.P.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  December 4, 2017

3.  SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             November 30, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RBS Partners, L.P.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  December 4, 2017

4.  RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             November 30, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  December 4, 2017

5.  ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             November 30, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  December 4, 2017